BNY Hamilton Funds, Inc.

Supplement dated October 15, 2008

To

BNY Hamilton Funds Prospectus—Institutional Shares

BNY Hamilton Equity Funds Prospectus—Class A and Investor Shares

each dated April 25, 2008

On August 8, 2008, each of the BNY Hamilton Multi-Cap Equity Fund and BNY Hamilton Municipal Enhanced Yield Fund filed supplements (the “August 8 Supplements”) to the foregoing prospectuses which included disclosure regarding proposed transactions pursuant to which certain BNY Hamilton Funds would be reorganized into newly-created mutual funds managed by Managers Investment Group, LLC, a wholly-owned subsidiary of Affiliated Managers Group, Inc.

The various proposed reorganizations are as follows:

BNY Hamilton Fund	Managers Fund

Multi-Cap Equity Fund	GW&K Multi-Cap Equity Fund

Municipal Enhanced Yield Fund	GW&K Municipal Enhanced Yield Fund

The August 8 Supplements noted that each of the foregoing proposed reorganizations had been approved by the Board of Directors of the BNY Hamilton Funds but that they were subject to shareholder approval as well. On October 15, 2008, shareholder meetings were called to order for each of the foregoing two funds.

For each of the Funds, there was a necessary quorum of shareholders to hold a meeting and vote on the proposed reorganizations. For each of these Funds, the proposed reorganization was adopted by shareholders, and it is expected that the reorganizations will be consummated in November 2008.